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Exhibit 23.1

Consent of Independent Registered Public Accounting Firm

The Board of Directors
International Automotive Components Group:

              We consent to the use of our report included herein and to the reference to our firm under the heading "Experts" in the registration statement.

                      /s/ KPMG LLP

Detroit, Michigan
August 13, 2013

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  Exhibit 23.1
Consent of Independent Registered Public Accounting Firm